UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2012

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2012, Intermec, Inc. (“we,” “our” or “the Company”) entered into a Fourth Amendment to the Amended and Restated Credit Agreement (the “Fourth Amendment”) with Wells Fargo Bank, National Association, amending certain terms and conditions of the Amended and Restated Credit Agreement, dated as of January 14, 2011, as amended. A description of material terms of this Fourth Amendment to the Amended and Restated Credit Agreement is hereby incorporated by reference from Item 2.04 of this Report.

Item 2.02 Results of Operations and Financial Condition.

Preliminary Financial Results for the First Quarter of 2012

On May 1, 2012, we issued a press release announcing our preliminary financial results for the first fiscal quarter ended April 1, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference (the “Earnings Press Release”).

In conjunction with its financial analysis and reporting procedures and based on its current market capitalization, the Company is evaluating its goodwill and long-lived assets including its intangible assets for impairment and its deferred tax assets for a valuation allowance for the first quarter of 2012. The final loss per share reported for the quarter could be greater than the preliminary results reported in this press release if either or both of these items require adjustment as a result of this analysis. Any such adjustments would be non-cash charges and are not expected to result in any change to our Non-GAAP results.

The Earnings Press Release includes the following non-GAAP financial measures for the fiscal quarter ended April 1, 2012:

•	operating income;

•	net earnings;

•	earnings per diluted share;

•	earnings before interest, taxes, depreciation and amortization (EBITDA); and

•	gross margins.

Reconciliations of each of these first quarter 2012 non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliation of Preliminary GAAP to Non-GAAP Net Earnings, and in the Reconciliation of Preliminary GAAP to Non-GAAP Gross Margins, attached to the Earnings Press Release.

The Earnings Press Release also includes supplemental information regarding the calculation of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA.

Correction of Reconciliations of 2011 Non-GAAP financial measures to 2011 GAAP Financial Measures

The reconciliations of non-GAAP financial measures that we used in connection with our earnings releases for each of our 2011 fiscal quarters contained certain errors and adjustments that we consider to be immaterial. Nevertheless, we believe that it is important for us to be consistent and correct in comparing non-GAAP financial measures when comparing our 2012 results with our 2011 results. Accordingly, we are furnishing with this Current Report non-GAAP financial measures related to our financial performance for the three months ended April 3, July 3, October 2, and December 31, 2011, respectively, and for the twelve months ended December 31, 2011 (collectively, the “2011 Non-GAAP Measures”). The 2011 Non-GAAP Measures are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Exhibit 99.2 includes the following non-GAAP financial measures for the reporting periods indicated above:

•	operating income;

•	net earnings;

•	earnings per diluted share;

•	earnings before interest, taxes, depreciation and amortization (EBITDA); and

•	gross margins.

Exhibit 99.2 also includes supplemental information regarding the calculation of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA.

General

Our non-GAAP financial measures should be read in conjunction with the corresponding GAAP financial measures. The non-GAAP financial measures should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with generally accepted accounting principles.

We believe that excluding restructuring charges, costs related to acquisitions and certain accounting adjustments, amortization of intangibles, non-cash stock based compensation expenses, and non-cash expense and impairment charges provides supplemental information useful to investors’ and management’s understanding of our core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.

The foregoing information in this Item 2.02 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.04	Triggering Event that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement.

We are party to an Amended and Restated Credit Agreement dated as of January 14, 2011 (as amended through the date hereof, the “Credit Agreement”), with Wells Fargo Bank, National Association (“WFB”). The Credit Agreement includes covenants requiring that we meet certain minimum financial performance thresholds.

In connection with our evaluation of our preliminary financial results for the first fiscal quarter of 2012 described in Item 2.02 above, we informed WFB that we did not expect to be in compliance with the net income before taxes covenant as defined in the Credit Agreement, due to lower than anticipated revenues. Our failure to be in compliance with this covenant would, unless waived by WFB, constitute an event of default under the Credit Agreement and could give WFB, among other remedies, the right to declare all obligations under the Credit Agreement immediately due and payable. We promptly commenced discussions with WFB to amend the financial covenants under the Credit Agreement to provide for these charges.

On April 30, 2012, we entered into a Fourth Amendment to Amended and Restated Credit Agreement (the “Fourth Amendment”) to replace the financial covenants related to tangible net worth, annual net income after taxes, and adjusted net income before taxes with a new financial covenant related to minimum adjusted EBITDA. The Fourth Amendment is effective as of March 30, 2012. The new covenant, which is measured beginning with the second fiscal quarter of 2012 and for each subsequent fiscal quarter, requires minimum adjusted EBITDA for the trailing twelve months period of $25 million for the second fiscal quarter of 2012, $35 million for the third fiscal quarter of 2012 and $45 million for each subsequent fiscal quarter. The Fourth Amendment also includes a new covenant that we will not, without obtaining WFB’s prior written consent, consummate any acquisition unless, among other things, such acquisition involves cash consideration equal to, or lesser than, $30 million.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference. In addition:

•	a copy of the Credit Agreement is incorporated herein by reference as Exhibit 10.2,

•

a copy of the First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.3,

•

a copy of the Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.4, and

•

a copy of the Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.5.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2012, the Company’s Board of Directors (the “Board”) replaced Patrick J. Byrne as Chief Executive Officer and President of the Company and accepted Mr. Byrne’s resignation from the Board. Pursuant to Board appointment on April 30, 2012, Allen J. Lauer, the Company’s Chairman of the Board, will serve as the Company’s Interim Chief Executive Officer and President, while a search is conducted by the Board for a permanent Chief Executive Officer and President.

Mr. Lauer, age 74, has been a director of the Company since 2003 and served as the non-executive Chairman of the Board and the Chair of the Governance Committee since July 2007. While serving as Interim Chief Executive Officer and President, Mr. Lauer will continue as Chairman of the Board, but he will step down as a member and the Chairman of the Governance and Nominating Committee and be replaced as that committee’s Chairman by independent director Stephen P. Reynolds who will also serve as the Company’s lead independent director.

Further, Mr. Lauer is the Retired Chairman of the Board of Varian, Inc., a supplier of scientific instruments and vacuum technologies. Mr. Lauer served as the Chairman of Varian from 2002 through February 2009. He served as Chief Executive Officer of Varian from 1999 until his retirement from that position on December 31, 2003. Mr. Lauer also served as a director of Immunicon Corporation (developer of cell- and molecular-based human diagnostic and life science research products) from 2003 to 2008. Mr. Lauer holds a Bachelor of Science Degree in Electrical Engineering from Stanford University and a Master’s Degree in Business Administration from the University of California, Berkeley.

For information regarding Mr. Lauer and Mr. Reynolds, including compensatory arrangements with the Company, please review the relevant disclosures in the Company’s 2012 Proxy Statement, filed with the Securities and Exchange Commission on April 12, 2012, which are incorporated by reference herein. The Board has not taken action regarding compensatory terms relating to Mr. Lauer’s service as the Company’s Interim Chief Executive Officer and President and Mr. Reynolds’ service as the Company’s lead independent director. If actions are taken, any required disclosures will be made.

For purposes of the Company’s Senior Officer Severance Plan, as amended and effective November 8, 2010, and the Company’s other employee benefit and equity plans, Mr. Byrne’s departure is considered an involuntary termination of employment by the Company without cause.

In addition, the Board has withdrawn its nomination of Mr. Byrne as a Company director at the Company’s 2012 Annual Meeting of Stockholders to be held on May 22, 2012 and reduced the size of the Board to nine members.

Item 7.01 Regulation FD Disclosure.

Announcement of CEO and President Departure and Interim CEO and President Appointment

The news release relating to Mr. Byrne’s departure and Mr. Lauer’s appointment as the Company’s Interim Chief Executive Officer and President is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Forward-Looking Statements

Statements made in this filing and any related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. They include, without limitation, statements regarding: our management succession, our view of our financial or business prospects for the future, our view of general economic and market conditions, our sales, revenue, expense, earnings or financial outlook for the current or any other period, our cost reduction plans, our ability to develop, produce, market or sell our products, either directly or through third parties, to reduce or control expenses, to improve efficiency, to realign resources, or to continue operational improvement and year-over-year or sequential growth, the potential benefits resulting from acquired businesses, and about the applicability of accounting policies used in our financial reporting. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward-looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. Such risk factors also include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available on our website at www.intermec.com.

General

The foregoing information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

10.4	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated December 21, 2011 and incorporated herein by reference).

10.5	Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 2, 2012 and incorporated herein by reference).

99.1	Earnings Press Release issued by Intermec, Inc. on May 1, 2012.

99.2	2011 Non-GAAP Financial Measures.

99.3	Press Release issued by Intermec, Inc. on May 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: May 1, 2012	By:	/s/ Robert J. Driessnack
Robert J. Driessnack
Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

10.4	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated December 21, 2011 and incorporated herein by reference).

10.5	Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 2, 2012 and incorporated herein by reference).

99.1	Earnings Press Release issued by Intermec, Inc. on May 1, 2012.

99.2	2011 Non-GAAP Financial Measures.

99.3	Press Release issued by Intermec, Inc. on May 1, 2012.